EXHIBIT 10.5

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT, dated as of September 8, 2020, is made by and among RESOURCE REAL ESTATE OPPORTUNITY REIT, INC., a Maryland corporation (“REIT I”), RESOURCE REAL ESTATE OPPORTUNITY OP, LP, a Delaware limited partnership (“Operating Partnership”), C-III CAPITAL PARTNERS LLC, a Delaware limited liability company (“C-III”), and RESOURCE REAL ESTATE, LLC, a Delaware limited liability company (“RRE”).

RECITALS

WHEREAS, the Operating Partnership, C-III, RRE, Resource PM Holdings LLC, a Delaware limited liability company (“PM Holdings”), Resource NewCo LLC, a Delaware limited liability company (“Advisor Holdings”), and Resource America, Inc., a Delaware limited liability company, have entered into a Contribution and Exchange Agreement entered into as of September 8, 2020 (the “Contribution Agreement”), pursuant to which C-III and RRE are contributing to the Operating Partnership, among other things, all of C-III’s right, title and interest in all of the membership interest in PM Holdings and all of RRE’s right, title and interest in all of the membership interest in Advisor Holdings in exchange for the consideration described therein, including Common Units (the “Common Units”) and Series A Cumulative Participating Redeemable Preferred Units (the “Preferred Units”) of limited partnership interest in the Operating Partnership (the Common Units and the Preferred Units referred to collectively as the “OP Units”);

WHEREAS, upon the terms and subject to the conditions contained in the Amended and Restated Limited Partnership Agreement of the Operating Partnership entered into concurrently herewith, (as may be amended, the “Operating Partnership Agreement”), the OP Units will be exchangeable into shares of common stock of REIT I, par value $0.01 per share (the “Common Stock”); provided, however, the Common Units may not be exchanged for shares of Common Stock until September 8, 2022, and the Preferred Stock may not be exchanged for shares of Common Stock until 180days after REIT I has listed shares of Common Stock on a securities exchange registered with the SEC pursuant to Section 6 of the Exchange Act (each, a “Lock-Up Period”);

WHEREAS, as a condition to the consummation of the transactions contemplated by the Contribution Agreement, each of C-III and RRE has agreed to the Lock-Up Periods and REIT I has agreed to grant the registration rights set forth herein, after the expiration of the respective Lock-Up Period (the “Lock-Up Expiration”); and

WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of REIT I and the mutual covenants of the parties relating thereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Definitions. In this Agreement, the following terms have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Investor Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Board” means the board of directors of REIT I.

“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in the State of New York are authorized or required to be closed for the conduct of regular banking business.

“C-III” has the meaning ascribed to it in the recitals hereof.

“Common Stock” has the meaning ascribed to it in the recitals hereof.

“Contribution Agreement” has the meaning ascribed to it in the recitals hereof.

“Demand Registration” has the meaning ascribed to it in Section 2(a).

“End of Suspension Notice” has the meaning ascribed to it in Section 5(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means each Person holding Registrable Shares, including (i) the undersigned and (ii) each Person holding Registrable Shares as a result of a transfer, distribution or assignment to that Person of Registrable Shares (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 11 of this Agreement. For the avoidance of doubt, the term “Holder” shall include any Person holding OP Units that are or have been issued pursuant to the Contribution Agreement even if such Person has not exchanged such OP Units for Common Stock. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Shares shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Shares hereunder; provided, however, a holder of Registrable Shares may only request that Registrable Shares in the form of Common Stock that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.

“Indemnified Party” has the meaning ascribed to it in Section 9(a).

“Indemnifying Party” has the meaning ascribed to it in Section 9(c).

“Investor Nominee” has the meaning ascribed to it in Section 3(a).

“Lock-Up Expiration” has the meaning ascribed to it in the recitals hereof.

“Lock-Up Period” has the meaning ascribed to it in the recitals hereof.

“Losses” has the meaning ascribed to it in Section 9(a).

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(b).

“NYSE” means the New York Stock Exchange.

“OP Units” has the meaning ascribed to it in the recitals hereof.

“Operating Partnership Agreement” has the meaning ascribed to it in the recitals hereof.

“Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, other business organization, trust, union, association or any federal, state, municipal or local government, any instrumentality, subdivision, court, administrative or regulatory agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

“Piggyback Registration” has the meaning ascribed to it in Section 4(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Resale Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus. “Prospectus” shall also include any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Registrable Shares.

“Registrable Shares” means, with respect to any Holder, (i) the shares of Common Stock into which the OP units issued to such Holder pursuant to the Contribution Agreement are then exchanged under the terms of the Operating Partnership Agreement, and (ii) any additional shares of Common Stock issued as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock; provided that shares of Common Stock shall cease to be Registrable Shares with respect to any Holder at the time (a) such shares have been sold pursuant to a Resale Registration Statement, or sold or eligible to be sold (without any volume or other limitations) pursuant to Rule 144, or sold to REIT I or any of its subsidiaries, or (b) such OP Units have been redeemed by the Operating Partnership for cash.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including (i) all fees of the SEC, the NYSE or such other exchange on which the Registrable Shares are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NYSE or other applicable exchange), (iii) expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NYSE or other applicable exchange pursuant to Section 6(j), (v) the fees and disbursements of counsel for REIT I and of the independent public accountants of REIT I (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by REIT I in connection with any Resale Registration Statement); provided, however, that Registration Expenses will exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (ii) above.

“REIT I” has the meaning set forth to it in the preamble hereof and includes REIT I’s successors by merger, acquisition, reorganization or otherwise.

“Renewal Deadline” has the meaning ascribed to it in Section 2(f).

“Resale Registration Statement” means any one or more registration statements of REIT I filed under the Securities Act, whether pursuant to a Demand Registration, Piggyback Registration or otherwise, covering the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“RRE” has the meaning ascribed to it in the recitals hereof.

“Rule 144” means Rule 144 under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, fees of counsel to the selling Holder(s) (other than as specifically provided in the definition of “Registration Expenses” above or required to be reimbursed by REIT I pursuant to Section 8) and transfer taxes allocable to the sale of the Registrable Shares included in the applicable offering.

“Suspension Event” has the meaning ascribed to it in Section 5(c).

“Suspension Notice” has the meaning ascribed to it in Section 5(c).

Section 2. Demand Registration Rights.

(a) Subject to the provisions hereof, each Holder at any time from and after the applicable Lock-Up Expiration, may request registration for resale under the Securities Act of all or part, but not less than 50%, of the then-outstanding Registrable Shares (a “Demand Registration”) of such Holder by giving written notice thereof to REIT I, which request will specify the number of shares of Registrable Shares to be offered by such Holder, whether the intended manner of sale will include or involve an underwritten offering and whether such Resale Registration Statement will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act. Notwithstanding the foregoing, each Holder may provide notice of its intent to request a Demand Registration up to 60 days prior to the Lock-Up Expiration, provided, however, that no such registration shall become effective until after the Lock-Up Expiration.

Subject to Sections 2(b) and 2(d) below and the last sentence of this Section 2(a), REIT I will use commercially reasonable efforts (i) to file a Resale Registration Statement (which will be a “shelf” Resale Registration Statement under Rule 415 promulgated under the Securities Act if requested pursuant to the Holder’s request pursuant to the first sentence of this Section 2(a)) registering for resale such number of Registrable Shares as requested to be so registered within 30 days after such Holder’s request therefor in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form), and (ii) to cause such Resale Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter. Notwithstanding the foregoing and, subject to Section 2(b), REIT I will not be required to effect a registration pursuant to this Section 2(a) (i) with respect to securities that are not Registrable Shares; or (ii) within 180 days after the effective date of a prior Resale Registration Statement, and REIT I will not be required to effect more than two Demand Registrations in the aggregate. If permitted under the Securities Act, such Resale Registration Statement will be one that is automatically effective upon filing. Notwithstanding anything to the contrary contained in this Section 2(a), if at the time REIT I receives a request for a Demand Registration, REIT I has an effective shelf registration statement, REIT I may include all or part of the Registrable Shares covered by such request in such registration statement, including by virtue of including the Registrable Shares in a prospectus supplement to such shelf registration statement and filing such prospectus supplement pursuant to Rule 424(b)(7) under the Securities Act (in which event, REIT I shall be deemed to have satisfied its registration obligation under this Section 2(a) with respect to such Demand Registration request and such shelf registration statement shall be deemed to be a Resale Registration Statement for purposes of this Agreement).

(b) If such Demand Registration is in respect of an underwritten offering and the managing underwriters of the requested Demand Registration advise REIT I and the Holders that in the reasonable opinion of the managing underwriters the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per share) (such maximum number of shares, the “Maximum Number of Shares”), REIT I will include in such Demand Registration only such number of shares of Common Stock that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per share), with such Maximum Number of Shares allocated (i) first, the number of Registrable Shares requested to be included therein by the Holders, pro rata among the Holders on the basis of the number of Registrable Shares requested to be included by each such Holders, and (ii) second (and only to the extent that the number of Registrable Shares to be sold by the Holders is less than the Maximum Number of Shares), the shares of Common Stock requested to be included in such registration by other Persons, pro rata among such other Persons on the basis of the number of shares of Common Stock requested to be included by such Persons. If the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the Maximum Number of Shares, the limitations on the number and frequency of Demand Registrations in Section 2(a) shall be changed such that REIT I, at the request of the Holder, will be required one time to cause to be effected an additional Demand Registration as soon as reasonably practicable after the effective date of a prior Resale Registration Statement (a “Cutback Resale Registration Statement”). Such Cutback Resale Registration Statement shall not count against the limit of two Demand Registrations in the aggregate set forth in Section 2(a)(ii). In no event shall REIT I be required to file or cause to be effected more than one Cutback Resale Registration Statement.

(c) If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, REIT I shall have the right to (i) select the underwriters (and their roles) in the offering, and (ii) determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Holders, including the number of shares to be sold (if not all shares offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that the identity of the underwriters and such structure and terms are reasonably acceptable to the Holders.

(d) Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration would (i) be materially detrimental to REIT I in that such registration would interfere with a material corporate transaction, or (ii) require the disclosure of material non-public information concerning REIT I that at the time is not, in the good faith judgment of the Board, in the best interest of REIT I to disclose and is not, in the opinion of REIT I’s counsel, otherwise required to be disclosed, then (x) REIT I will have the right to defer such filing for a period of not more than 60 days after receipt of any demand by any Holder, and (y) REIT I will not exercise its right to defer a Demand Registration more than once in any 12-month period. REIT I will give written notice of its determination to the Holders to defer the filing and of the fact the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(e) Upon the effectiveness of any Demand Registration, REIT I will use commercially reasonable efforts to keep the Resale Registration Statement continuously effective until such time as all of the Registrable Shares covered by such Demand Registration have been sold pursuant to such Demand Registration.

(f) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Resale Registration Statement filed pursuant to Section 2(a), any of the Registrable Shares included on such registration statement remain unsold by any Holder, REIT I will file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Shares included on the prior Resale Registration Statement; if at the Renewal Deadline REIT I is not eligible to file an automatic shelf registration statement, REIT I will, if it has not already done so, file a new Resale Registration Statement and will use commercially reasonable efforts to cause such Resale Registration Statement to be declared effective within 180 days after the Renewal Deadline; and REIT I will take all other action necessary or appropriate to permit the public offering and sale of the Registrable Shares to continue as contemplated in the expired Resale Registration Statement. References herein to Resale Registration Statement shall include such new shelf registration statement.

Section 3. Director Nomination Rights

(a) Until such date as (i) the Operating Partnership has redeemed, pursuant to the Operating Partnership Agreement, more than 87.5% of the Preferred Units that C-III and RRE (together, the “C-III Entities”) received on the date hereof in connection with the Contribution Agreement or (ii) the C-III Entities beneficially own less than 12.5% of the Preferred Units that the C-III Entities received on the date hereof in connection with the Contribution Agreement by virtue of the transfer by the C-III Entities of such Preferred Units to any Person that is not a Permitted Transferee (as defined in the Operating Partnership Agreement) or otherwise, the C-III Entities, together, shall have the right to designate one individual (the “Investor Nominee”), subject to the approval of such nomination by the Board or any committee of the Board authorized to approve Board nominees, to be included on the slate of director nominees to be voted on by the stockholders of REIT I, as set forth in this Section 3.

(b) To facilitate the nomination rights set forth above, REIT I will use commercially reasonable efforts to notify each of C-III and RRE in writing a reasonable period of time in advance of any action to be taken by REIT I or the Board for the purpose of nominating, electing or designating directors, which notice, in the case of a proxy statement, information statement or registration statement in which nominees for director would be named, shall be delivered by REIT I no later than 30 days prior to the anticipated mailing or filing date, as applicable. Such notice shall set forth in reasonable detail the nature of the action to be taken by REIT I or the Board, and the anticipated date thereof. Upon receipt of such notice, the C-III Entities will consult with REIT I to designate one Investor Nominee as soon as reasonably practicable thereafter; provided, however, that if the C-III Entities shall have failed to designate Investor Nominees in a timely manner, then any incumbent Investor Nominee shall be deemed to have been designated in a timely manner unless there is no remaining incumbent Investor Nominee or the incumbent Investor Nominee declines to serve, in which case the Board may designate for nomination another Person.

(c) The C-III Entities will provide REIT I with such information about each Investor Nominee as is reasonably requested by REIT I in order for the Board (or nominating committee thereof) to adequately vet the qualifications of the Investor Nominee, include information that will enable the Board to obtain third party background checks, as may be deemed necessary by the Board (or nominating committee thereof) of REIT I and to comply with applicable disclosure rules, including without limitation, any information that a stockholder of REIT I must provide to REIT I in order to nominate a director under the Bylaws of REIT I.

(d) In order to facilitate the nomination and approval of the Investor Nominee pursuant to this Section 3, the Persons listed on Exhibit A hereto shall be deemed to be approved as Investor Nominees by the Board (or a nominating committee thereof) of REIT I so long as such Persons remain employed with C-III at such time as such Person is designated by the C-III Entities as an Investor Nominee. The C-III Entities shall not be precluded from designating other individuals as Investor Nominees to be considered by the Board (or a nominating committee thereof) of REIT I. Notwithstanding anything to the contrary in this Section 3, nothing shall prevent the members of the Board from acting in accordance with their respective fiduciary duties, applicable law and stock exchange requirements.

(e) If a vacancy on the Board arises as a result of the death, disability or retirement, resignation or removal of an Investor Nominee, the C-III Entities shall be entitled to designate for nomination an Investor Nominee to fill such a vacancy subject to approval by the Board (or a nominating committee thereof).

(f) The parties to this Agreement acknowledge and agree that the term of the Investor Nominee designated pursuant to this Section 3 shall automatically expire immediately on the date on which the C-III Entities own less than 12.5% of the Preferred Units (the “Investor Nominee Term Expiration Date”), and that the number of directors serving on the Board shall be automatically decreased by a corresponding number. The Board may take all actions it deems necessary and appropriate to achieve the purpose of this Section 3(f), including but not limited to, describing the term of any Investor Nominee in any proxy statement, information statement or registration statement in which nominees for director would be named as expiring on the Investor Nominee Term Expiration Date. The parties acknowledge that the Investor Nominee, upon election to the Board, will serve as a member of the Board and will be governed by the same protections and obligations regarding confidentiality, conflicts of interest, related party transactions, fiduciary duties, codes of conduct, trading and disclosure policies, director resignation policy, and other governance guidelines and policies of REIT I as other non-management directors (collectively, “Company Policies”) and shall be required to preserve the confidentiality of the Company’s business and information, including discussions or matters considered in meetings of the Board or committees thereof in accordance with their respective fiduciary duties, applicable law and applicable Company Policies, if any, and shall have the same rights and benefits, including with respect to insurance, indemnification, compensation and fees, as are applicable to all non-management directors of REIT I. REIT I agrees that (i) it will not amend any Company Policies in any manner for the purpose of disqualifying any Investor Nominee and (ii) any changes to the Company Policies, or new Company Policies, will be adopted in good faith and not for the purpose of undermining or conflicting with the arrangements contemplated by this Agreement. The Company has made available to the C-III Entities copies of the Company Policies as in effect on the date of this Agreement prior to the date of this Agreement.

Section 4. Piggyback Registration.

(a) If at any time REIT I has registered, or has determined to register, any of its securities for its own account or for the account of other security holders of REIT I on any registration form (other than Form S-4 or S-8) that permits the inclusion of the Registrable Shares (a “Piggyback Registration”), REIT I will give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 4(b), will include in such registration all Registrable Shares requested to be included therein pursuant to the written request of any Holder. Notwithstanding the foregoing, REIT I will not be required to include any Registrable Shares in any registration under this Section 4(a) prior to the applicable Lock-Up Expiration.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of REIT I, and the managing underwriters advise REIT I that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, REIT I will include in such registration, unless otherwise agreed by REIT I and the Holders, (i) first, the number of shares of Common Stock that REIT I proposes to sell, and (ii) second (to the extent the number of shares of Common Stock to be sold by REIT I is less that the Maximum Number of Shares), the number of Registrable Shares requested to be included in such registration by the Holders and the number of shares of Common Stock requested to be included in such registration by other Persons, pro rata among the Holders and other Persons on the basis of the number of Registrable Shares and other shares of Common Stock requested to be included by each such Holder and other Person, respectively.

(c) If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise REIT I that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such registration exceeds the Maximum Number of Shares, then REIT I will include in such registration, unless otherwise agreed by REIT I and the holders (including the Holders, if any), (i) first the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, and (ii) second (to the extent the number of such shares of Common Stock to be sold by such other holders is less that the Maximum Number of Shares), the Registrable Shares requested to be included in such registration by the Holders and the shares of Common Stock requested to be included in such registration by other holders, pro rata among the Holders and other holders on the basis of the number of Registrable Shares and other shares of Common Stock requested to be included by each such Holder and other holder, respectively.

(d) If any Piggyback Registration is a primary or secondary underwritten offering, REIT I will have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(e) REIT I will not grant to any Person the right to request REIT I to register any Common Stock in a Piggyback Registration unless such rights are consistent with the provisions of this Section 4.

(f) Nothing in this Section 4 shall create any liability on the part of REIT I to the Holders if REIT I in its sole discretion decides not to file a registration statement previously proposed to be filed as described in Section 4(a) on which the Holders’ Piggyback Registration request was based or to withdraw such registration statement subsequent to its filing.

Section 5. Suspension.

(a) Subject to the provisions of this Section 5 and a good faith determination by REIT I that it is in the best interests of REIT I to suspend the use of any Resale Registration Statement following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commission), REIT I, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to such Resale Registration Statement for such times as REIT I reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period), if any of the following events will occur: (i) an underwritten public offering of Common Stock by REIT I if REIT I is advised by the underwriters that the concurrent resale of the Registrable Shares by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on REIT I’s offering, (ii) there is material non-public information regarding REIT I that (A) REIT I determines not to be in REIT I’s best interest to disclose, (B) would, in the good faith determination of REIT I, require a revision to the Resale Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) REIT I is not otherwise required to disclose, or (iii) there is a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to REIT I that REIT I determines not to be in REIT I’s best interests to disclose.

(b) Upon the earlier to occur of (i) REIT I delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, REIT I will use commercially reasonable efforts to promptly amend or supplement the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

(c) In the case of an event that causes REIT I to suspend the use of a Resale Registration Statement (a “Suspension Event”), REIT I will give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares, and such notice will state that such suspension will continue only for so long as the Suspension Event or its effect is continuing and REIT I is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as possible. The Holders will not affect any sales of the Registrable Shares pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from REIT I prior to receipt of an End of Suspension Notice (as defined below). If so directed by REIT I, the Holders will deliver to REIT I (at the reasonable expense of REIT I) all copies other than permanent file copies then in the Holders’ possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. Any Holder may recommence effecting sales of the Registrable Shares pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from REIT I, which End of Suspension Notice will be given by REIT I to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

Section 6. Registration Procedures. In connection with the obligations of REIT I with respect to any registration pursuant to this Agreement, REIT I will:

(a) use commercially reasonable efforts to prepare and file with the SEC, as specified in this Agreement, each Resale Registration Statement, which will comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such filed Resale Registration Statement to become and remain effective as set forth in Section 2;

(b) subject to Section 5, (i) prepare and file with the SEC such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2 hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders;

(c) furnish to the Holders, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; REIT I hereby consents to the use of such Prospectus, including each preliminary Prospectus, by the Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Resale Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such domestic jurisdiction as any Holder may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition in each such jurisdiction of such Registrable Shares owned by the Holders;

(e) notify the Holders and, if requested, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information will be accompanied by an instruction to suspend the use of the Resale Registration Statement and the Prospectus until the requisite changes have been made);

(f) during the period of time referred to in Section 2, use its best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(g) upon request, furnish to the Holders, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h) except as provided in Section 5, upon the occurrence of any event contemplated by Section 6(e)(iii), use commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Holders a reasonable number of copies of each such supplement or post-effective amendment;

(i) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Resale Registration Statement (including, without limitation, making appropriate officers of REIT I available to participate in “road shows”, one-on-one meetings with institutional investors and other customary marketing activities);

(j) use commercially reasonable efforts (including seeking to cure REIT I’s listing or inclusion application of any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which the Registrable Shares or, if not applicable, any similar securities issued by REIT I are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(k) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent REIT I’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 hereof, REIT I will register the Registrable Shares under the Exchange Act and maintain such registration through the effectiveness period required by Section 2;

(l) (i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which the Holders will have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, the Holders having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that REIT I may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as REIT I will have made a good faith effort to resolve any such issue with the Holders and will have advised the Holders in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(m) cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(n) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Resale Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates will not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Shares;

(o) in connection with a public offering of Registrable Shares, whether or not such offering is an underwritten offering, use commercially reasonable efforts to obtain a “comfort” letter from the independent public accountant for REIT I and any acquisition target of REIT I whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders;

(p) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Shares being sold reasonably request in order to effect a public offering of such Registrable Shares and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of REIT I and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (ii) use commercially reasonable efforts to furnish to the Holders and the underwriters of such Registrable Shares opinions and negative assurance letters of counsel to REIT I and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any, and counsels to the Holders), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(q) upon reasonable request of any Holder, REIT I will file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to update the information provided by such Holder in connection with such Holder’s disposition of Registrable Shares.

Section 7. Required Information.

(a) REIT I may require a Holder to furnish in writing to REIT I such information regarding such Holder and the proposed distribution of Registrable Shares by such Holder as REIT I may from time to time reasonably request in writing or as will be required to effect registration of the Registrable Shares. Each Holder further agrees to furnish promptly to REIT I in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b) Each Holder agrees that, upon receipt of any notice from REIT I of the happening of any event of the kind described in Sections 6(e)(ii), 6(e)(iii) or 6(e)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Sections 6(e)(iii) or 6(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by REIT I, each Holder will deliver to REIT I (at the reasonable expense of REIT I) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

Section 8. Registration Expenses. REIT I will pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder will bear all Selling Expenses incurred by such Holder and any other expense incurred by such Holder relating to a registration of Registrable Shares pursuant to this Agreement and any other Selling Expenses incurred by such Holder relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Resale Registration Statement.

Section 9. Indemnification.

(a) REIT I will indemnify and hold harmless each Holder, each Person who controls each Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them (each an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by REIT I of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case except to the extent, but only to the extent, that such untrue statement or omission is based upon (A) information regarding such Holder furnished in writing to REIT I by or on behalf of such Holder expressly for use therein, or (B) information regarding such Holder’s proposed method of distribution of the Registrable Shares and was approved by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b) Each Holder will indemnify and hold harmless REIT I, and the directors of REIT I, each officer of REIT I who will sign a Resale Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of securities included in a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon (i) information regarding such Holder furnished in writing to REIT I by or on behalf of such Holder expressly for use therein; or (ii) information regarding such Holder’s proposed method of distribution of the Registrable Shares and was approved by or on behalf of Holder expressly for the use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder.

(c) Each Indemnified Party under this Section 9 will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 9 except to the extent of the actual damages suffered by such delay in notification. The

Indemnifying Party will assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party will have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel will be at the expense of the Indemnified Party, unless (i) the employment of such counsel will have been authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party will not have employed counsel to take charge of the defense of such action or (iii) the Indemnified Party will have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses will be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 9 is unavailable to a party that would have been an Indemnified Party under this Section 9 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. REIT I and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this Section 9(d).

(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) In no event will any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 9 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

Section 10. Rule 144. REIT I shall, at REIT I’s expense, for so long as any Holder holds any Registrable Shares, use commercially reasonable efforts to cooperate with such Holder, as may be reasonably requested by such Holder from time to time, to facilitate any proposed sale of Registrable Shares by the Holders in accordance with the provisions of Rule 144, including by using commercially reasonable efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for the Holders to avail themselves of such rule to allow the Holders to sell such Registrable Shares without registration.

Section 11. Transfer of Registration Rights. The rights and obligations of each of C-III and RRE under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Shares, provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) REIT I is given written notice by C-III or RRE, as applicable, of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 12. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, will be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 12(E). NOTHING IN THIS SECTION 12(A), HOWEVER, WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT WILL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (II) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b) Entire Agreement. This Agreement, together with the Contribution Agreement, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof.

(c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment. No supplement, modification, waiver or termination of this Agreement will be binding unless executed in writing by REIT I and each of C-III and RRE; provided that no such amendment, modification or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by additional Holders to this Agreement pursuant to Section 12 shall not be deemed to adversely affect any Holder) shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby.

(e) Notices, etc. Any notice or other communication hereunder must be given in writing and either (a) delivered in Person, (b) transmitted by electronic mail or facsimile or (c) mailed by certified or registered mail, postage prepaid, return receipt requested as follows:

If to C-III or RRE, addressed to:

Resource America, Inc.

717 Fifth Avenue, 18th Floor

New York, NY 10022

Attention: Marc Levy

Telephone: (212) 705-5060

Email: mlevy@islecap.com

With a copy (which shall not constitute notice) to:

Baker & McKenzie LLP

Blue Cross Blue Shield Tower

300 E Randolph St. #5000

Chicago, Illinois 60601

Attention: Tom Hughes; Daniel Cullen

Telephone: (312) 861-8634; (312) 861-8162

Email: thomas.hughes@bakermckenzie.com;

daniel.cullen@bakermckenzie.com

If to REIT I, addressed to:

Resource Real Estate Opportunity REIT, Inc.

1845 Walnut Street, 17th Floor

Philadelphia, PA 19103

Attention: Alan Feldman

Email: AFeldman@Resourcerei.com

With a copy (which shall not constitute notice) to:

Morris, Manning & Martin, LLP

3343 Peachtree Road NE, Suite 1600

Atlanta, GA 30326

Attention: Lauren B. Prevost

Telephone: (404) 504-7744

Email: lprevost@mmmlaw.com

DLA Piper LLP (US)

4141 Parklake Ave., Suite 300

Raleigh, NC 27612

Attn: Robert H. Bergdolt

Email: rbergdolt@dlapiper.com

or to such other address or to such other Person as each party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) when delivered in Person, (ii) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 12(e) if sent during normal business hours of recipient and on the next Business Day if sent after normal business hours of the recipient, and (iii) if given by mail, three (3) Business Days after delivery or the first attempted delivery.

(f) Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same Agreement.

(g) Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any governmental entity, the remaining provisions of this Agreement shall remain in full force and effect; provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

(h) Section Titles. Section titles are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.

(i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event that REIT I or any of its successors or permitted assigns (i) consolidates or amalgamates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation, amalgamation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case a condition thereto, REIT I (or its successors or permitted assigns) shall cause such Person to assume the obligations of REIT I set forth in this Agreement, except for the right to designate an Investor Nominee set forth in Section 3 hereof. If any successor or permitted assignee of either of C-III or RRE will acquire Registrable Shares in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee will be entitled to all of the benefits of C-III or RRE, as applicable, under this Agreement and (b) such Registrable Shares will be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person will be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j) Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto will be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 12(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity.

No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement will impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy will preclude any further exercise of it or the exercise of any other remedy.

(k) Changes in Securities Laws. In the event any amendment, repeal or other change in the securities laws will render the provisions of this Agreement inapplicable, REIT I will provide each Holder with substantially similar rights to those granted under this Agreement and use it good faith efforts to cause such rights to be as comparable as possible to the rights granted to such Holder hereunder.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

C-III:

C-III CAPITAL PARTNERS LLC
a Delaware limited liability company

By:	/s/ Marc W. Levy
Name: Marc W. Levy
Title: Executive Managing Director

RRE:

RESOURCE REAL ESTATE, LLC
a Delaware limited liability company

By:	/s/ Marc W. Levy
Name: Marc W. Levy
Title: Executive Vice President

REIT I:

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.
a Maryland corporation

By:	/s/ Alan F. Feldman
Name: Alan F. Feldman
Title: Chief Executive Officer

OPERATING PARTNERSHIP:

RESOURCE REAL ESTATE OPPORTUNITY OP, LP,
a Delaware limited partnership

By:	RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.
Its General Partner

By:	/s/ Alan F. Feldman
Name: Alan F. Feldman
Title: Chief Executive Officer